As filed with the Securities and Exchange Commission on March 9, 2015.

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09114

The Needham Funds, Inc.
(Exact name of registrant as specified in charter)

445 Park Avenue, New York, NY 10022-2606
(Address of principal executive offices) (Zip code)

Mr. George A. Needham, 445 Park Avenue, New York, NY 10022-2606
(Name and address of agent for service)

1-800-625-7071

Registrant's telephone number, including area code

Date of fiscal year end:  December 31, 2014

Date of reporting period:  December 31, 2014

Item 1. Reports to Stockholders.

Annual
Report

Needham Funds

Seeking to build wealth for long-term investors.

December 31, 2014

Needham Growth Fund

Needham Aggressive Growth Fund

Needham Small Cap Growth Fund

www.needhamfunds.com

445 Park Avenue
New York, New York 10022-2606

1-800-625-7071
www.needhamfunds.com

Annual Report
December 31, 2014

This report is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. The prospectus contains more complete information, including investment objectives, risks, expenses and charges and should be read carefully before investing or sending any money. To obtain a prospectus or summary prospectus, please call 1-800-625-7071.

Portfolios of The Needham Funds, Inc., like all mutual funds:

•	Are NOT FDIC insured
•	Have no bank guarantee
•	May lose value

The Needham Funds, Inc. are distributed by Needham & Company, LLC.

Needham Funds
Annual Report 2014

445 Park Avenue New York, NY 10022 (800) 625-7071 www.needhamfunds.com

February 2015

Dear Shareholders, Friends of Needham and Prospective Shareholders,

We are pleased to report results for the fourth quarter and for the year ending December 31, 2014 for the Needham Growth Fund, Needham Aggressive Growth Fund, and Needham Small Cap Growth Fund (each, a “Portfolio” and collectively, the “Portfolios”). Our mission is to create wealth for long-term investors.

Needham Funds’ Fourth Quarter and Full Year 2014 Review

The equity markets were strong in the fourth quarter, and 2014 was another positive year for equities and the Needham Funds. In the fourth quarter, the Needham Growth Fund (NEEGX) returned 8.4%, the Needham Aggressive Growth Fund (NEAGX) returned 9.9%, and the Needham Small Cap Growth Fund (NESGX) returned 6.3%. The S&P 500 Total Return Index returned 4.9%, the NASDAQ Composite returned 5.8%, and the Russell 2000 Total Return Index returned 9.7%.

In 2014, NEEGX returned 9.0%, NEAGX returned 7.1%, and NESGX returned 0.8%. Most of the Portfolios’ gains for the year occurred in the fourth quarter. The S&P 500 Total Return Index returned 13.7%, the NASDAQ returned 14.8%, and the Russell 2000 Index returned 4.9%.

The year began with terrible weather in the first quarter, which led to a 2.9% gross domestic product contraction. The quarter brought a correction to some of the excesses in software-as-a-service, biotech and social media stocks, all areas we tend to avoid. Markets and the Portfolios stabilized and then appreciated in the second quarter. The third quarter brought concern over lower growth in Europe and lower than expected inflation. Small cap stocks underperformed their larger cap peers through the first three quarters but outperformed in the fourth quarter.

2015 Outlook: Strong Dollar, Weak Oil and Collapsing Interest Rates

The strong dollar has proven to be a headwind for many companies selling capital and consumer goods to international markets. Many of our top ten holdings are not directly affected by a strong dollar. Our semiconductor capital equipment holdings sell to Asian manufacturers, but they sell technology to enable leading-edge manufacturing and are not driven by local markets. We believe our semiconductor capital equipment investments are well-positioned to outperform in 2015. Other holdings such as Dick’s Sporting Goods (DKS) and CarMax (KMX) are domestic retailers. Express Scripts (ESRX), Reis, Inc. (REIS) and Constant Contact (CTCT) are predominantly U.S. based. Thermo Fisher Scientific (TMO) and Becton Dickinson & Co. (BDO) are benefitting from the worldwide surge in life sciences research funding.

Interest rates on U.S. 10-year bonds have fallen from 2.5% at September 30, 2014 to 1.8% on February 5, 2015. These collapsing interest rates are signaling economic slowdown. Despite talk of the U.S. raising rates later this year, we believe central bankers are biased toward easing. Brent oil dropped 54% from June 19, 2014 to January 31, 2015! During the same period, the dollar has rallied 19% versus a basket of currencies. These factors are deflationary, and the Fed wants inflation.

We continue to believe central bankers will maintain accommodative monetary policies, which should be positive for equities.  The leader of the accommodative monetary mantle has shifted to the European Central Bank (“ECB”). In late January 2015, the ECB announced a €60 billion per month bond buying program, which runs through September 2016. The ECB is attempting to create inflation and economic activity. Open the morning news, and you’re bound to read about some monetary authority easing. In surprise moves in January, the Bank of Canada and Singapore both announced easing policies. We believe some of these newly created euros and Canadian and Singaporean dollars will find their way into NYSE- and NASDAQ-listed stocks.

Someday, the market’s focus on monetary policy and the minutiae of the wording of Federal Reserve statements will change. We remember the day when fiscal policy was the key to business investment and capital formation. That day will return.

Needham Funds

2015: A Great Time for Active Management in Domestic Small Cap Equities

2014 was full of talk of the death of active investment management. Five years of a liquidity-fed bull market in large cap stocks will do that. The SPDR S&P 500 ETF has become the go-to investment, and we believe it is a fine solution for market exposure, but that ultimately, a strong research process and the ability to short stocks will matter.

In our small and mid cap universe, we believe markets are inefficient. We love to find companies with little research coverage where we can see value that the market does not recognize.

In The Growth Factor 17, we described “second act investing.” This investing framework most readily applies to a small cap company which started with one revenue stream and may be moving into its second act of growth. Growth companies make their mark through addressing a core market with a product or service. We call this the “first act.” Many companies receive a standing ovation from the audience in their first act; they experience rapid growth and the stock market rewards them with a high multiple. We cite Workday (WDAY), Facebook (FB) and ServiceNow (NOW) as high growth companies still in their first act. Some growth investors choose to primarily invest in these premium valuation companies.

At Needham Funds, we occasionally invest in the first act, but we prefer to invest in the “second act.” Once the first act has matured, management teams may choose to spend on new initiatives in distribution, or on research and development, which could lead to growth. Companies in this phase are often operating near breakeven or at a loss and look expensive on a price/earnings ratio because they are investing. Those that succeed create wealth for long-term investors; those that fail may continue to put forth new initiatives that never gain traction. These failures may become targets of activist investors who push the company to cut these losing investments and return cash to shareholders. Our opportunity is to use the intermission to figure out if the second act will be a hit.

KVH Industries (KVHI) and Oil-Dri Corporation of America (ODC) are examples of current investments made in the intermission before their second act:

1)	KVH Industries is a $200 million market cap provider of voice and data services to the maritime industry. KVH’s IP-MobileCast is a very clever means of using the extra capacity on its satellite network to broadcast its own news, entertainment and sports programming to ships at sea. We believe this new service has the potential to double its services revenue over a few years and bring $2+ per share in earnings power for a currently $13 stock.
2)	Oil-Dri Corporation of America is a $229 million market cap company. It owns mines and processes clays used for cat litter and absorption of industrial spills. Its second act is its creation of a new category of lighter, highly absorbent cat litter. The lower weight is great for the typical cat litter buyer (young female) and for the likes of Wal-Mart, which can reduce the number of trucks transporting cat litter by 20%. Oil-Dri has a dominant ownership position in calcium bentonite clay reserves, which are necessary to make this new type of cat litter.

Cat litter is a $2 billion business and Oil-Dri has an approximately $60 million share of this market. We believe Oil-Dri’s new technology has the potential to triple the size of the company.

Oil-Dri has no Wall Street research coverage. Fully diluted earnings per share were $2.07 at the end of fiscal year 2013 and down to $1.17 in 2014. The stock price has been in the $30-40 range since July 2013. Oh, and they have paid dividends: common stockholders received $0.77 per share in the fiscal year ending July 2014.

We continue to find opportunities like KVH and Oil-Dri, although there is no guarantee these opportunities will prove successful. We believe it is a great time to be invested in small cap domestic equities.

In the fourth quarter, two small cap stocks held by all three Portfolios were highlights. Super Micro Computer (SMCI) returned 19% in the quarter and 103% in 2014. The company makes servers and storage systems, and it has benefited from the build-out of big data centers by leading internet companies. The second major contributor to Portfolio performance was FormFactor (FORM), which returned 20% in the fourth quarter and 43% for the year. The company makes wafer probe cards and benefits when its semiconductor customers introduce leading-edge products.

Annual Report 2014

Needham Growth Fund

The Needham Growth Fund returned 8.4% in the fourth quarter and 9.0% for the year ending December 31, 2014. NEEGX’s leading contributors in the fourth quarter were CarMax (+43%) and Express Scripts (+20%).

Investors were concerned that the slowing U.S. economy would hurt CarMax’s results. In the third quarter ended November 30, 2014, CarMax reported a 7.4% increase in comparable-store sales, versus 3.7% estimated. CarMax has a customer friendly store model and is still in the early phase of its national roll-out.

Express Scripts reported an agreement with AbbVie Inc. (ABV) to exclusively provide its Viekira Pak hepatitis C drug in exchange for discounted pricing. This agreement is for a small part of the market, but verified Express Scripts’ strategy of controlling the cost of new “megadrugs.”

This agreement caused Needham Growth Fund’s second-largest holding, Gilead Sciences (GILD), to fall 11%, our largest detractor in the fourth quarter. Gilead’s hepatitis C treatment regime is easier for patients, and we continue to believe Gilead will earn $10 per share estimated for 2015. Gilead returned 26% for 2014 and was the Portfolio’s second-largest contributor for the year. Hess (HES) was down 21% in the fourth quarter owing to the decline in energy prices and was the Portfolio’s second-largest detractor.

For 2014, Financial Engines (FNGN), down 47%, and PDF Solutions (PDFS), down 42%, were the two largest detractors. Financial Engines closed the year at $36.55 and a multiple of 4.9x 2015 estimated revenues. We believe Financial Engines’ recurring revenue model and new market opportunities make it a good long-term holding. On the last day of the third quarter 2014, PDF Solutions announced that it had not finalized several contracts with one of its customers, which we believe to be Samsung. In January 2015, PDF announced contract signings, which we believe position PDF to receive gainshare royalties on Samsung’s 14 nanometer production. Additionally, we are excited about PDF’s work with fabless companies, such as Qualcomm (QCOM), to link them to their semiconductor manufacturing partners, like Samsung and Global Foundries. As of February 6, the stock has nearly regained what it lost on September 30, 2014.

Throughout the year, we established a new position in Air Lease Corporation (AL) and substantially added to small positions in KVH Industries and II-VI (IIVI). We trimmed many of our long-term holdings as they hit price targets and to manage position sizes.

The Portfolio has 61% of net assets invested in mid- and large-cap equities and 39% in small- and micro-cap, representing a slight move toward smaller cap stocks. The Portfolio has 8% of total investments in cash, up from 4% last quarter and has 2.5% short. The Portfolio is categorized by Morningstar as Mid-Cap Growth.

Needham Aggressive Growth Fund

The Needham Aggressive Growth Fund returned 9.9% in the fourth quarter and 7.1% for the year ending December 31, 2014.

During the fourth quarter, the Portfolio had broad-based contributions from many of its long-term holdings, including FormFactor, Super Micro Computer, WageWorks (WAGE) +42%, and PDF Solutions +18%. We also had a top-ten contribution from a short position of an electronics equipment maker, which was down 21% in the fourth quarter.

Three of the Portfolio’s largest holdings were major contributors for 2014: Super Micro Computer, Gilead Sciences and Akamai Technologies, up 33%. Akamai benefited from strong content delivery and security revenue, including over-the-top video from the Summer Olympics. Apple (AAPL) returned 41% in 2014, as its new iPhone 6 exceeded expectations.

Throughout the year, we added four new small-cap positions, which were over 0.5% positions on December 31, 2014: Bruker (BRKR), GSE Systems (GVP), iRobot (IRBT), and Libbey (LBY). We significantly increased the Portfolio’s holdings in four small cap companies that we have discussed in previous letters and Growth Factors: Crawford & Co. Class A (CRD.A), KVH Industries, Oil-Dri Corporation of America, and Vishay Precision Group (VPG). We trimmed or reduced positions in many of our largest holdings.

The Portfolio has 37% of invested assets in large- and mid-cap equities, and 63% in small- and micro-cap, representing a slight shift toward small-caps. NEAGX had 4% of total investments in short position and once again, it was fully invested. These percentages were little changed from the previous three quarters. The Portfolio is categorized as Small-Cap Growth by Morningstar.

Needham Funds

Needham Small Cap Growth Fund

The Needham Small Cap Growth Fund returned 6.3% in the fourth quarter and returned 0.8% for the year ending December 31, 2014.

After an underperforming year for small cap stocks versus larger stocks, the fourth quarter saw a significant rebound on a relative and absolute basis. Small caps are benefitting from their reduced exposure to the foreign currency moves relative to the dollar and also their more limited international sales. In 2015, we expect a strong dollar environment to favor small caps over large caps.

Many of our long-term holdings added to the positive performance of the Portfolio. We continue to remain concentrated in our best ideas. FormFactor, our largest holding, delivered a strong year-end finish as it executed on its long-term strategy and return to profitability. Its 2012 acquisition of MicroProbe is beginning to bear fruit and allowed the company to diversify across more product lines. We believe FormFactor will continue to experience positive momentum and is exposed to the technological advancements within the semiconductor industry. SuperMicro Computer, another long-term holding, also experienced a solid year-end rally, as it is exposed to the server upgrade and Intel’s launch of new semiconductor server chips. Our investment in Emulex Corporation (ELX) is also exposed to the semiconductor industry ramp and benefited in the fourth quarter; however, it was the primary detractor for 2014, as management reset financial expectations and outlook last spring.

We remain positive on our investment in II-VI and expect to see significant margin improvement to its business model. We are focused on the company’s ability to incorporate its prior acquisitions and apply its historical operational excellence to those assets. Another exciting company to watch in 2015 is TTM Technologies (TTMI), as it closes its acquisition of Viasystems Group (VIAS). The acquisition combines two large printed circuit board manufacturers and will help TTM to diversify its customer base and industry exposure. We expect significant synergies to arise from the combination.

Closing

To reiterate our long-term thesis:

1)	Monetary policy remains accommodative.
2)	We continue to see opportunities in the valuation-sensitive corner of the equities market. We have added a few new positions and continue to build selected other positions.
3)	We believe that the international geopolitical situation, while disturbing, needs to be put in historical perspective.
4)	We see a revolution happening in technology that has created investment opportunities.

We welcome our new investors and thank all of our investors for their continued support. If you have any questions, thoughts or concerns, please contact us at (800) 625-7071 or send us an email at cretzler@needhamco.com or jbarr@needhamco.com. For information about the funds, please visit our website at www.needhamfunds.com.

Sincerely,

Chris Retzler Portfolio Manager	John O. Barr Portfolio Manager

Annual Report 2014
NEEDHAM GROWTH FUND
TICKER: NEEGX

Comparative Performance Statistics as of December 31, 2014

	6 Months(7)	1 Year	3 Years(8)		5 Years(8)		10 Years(8)		Since Inception(8)(12)		Gross Expense Ratio(14)
Needham Growth Fund(1)	4.80%	8.98%	18.30	%(9)	14.14	%(10)	8.98	%(11)	14.00	%(13)	1.89%
S&P 500 Index(2)(3)	6.12%	13.69%	20.41%		15.45%		7.67%		8.56%
NASDAQ Composite Index(2)(4)	8.13%	14.83%	23.73%		17.30%		9.27%		9.11%
S&P 400 MidCap Index(2)(5)	2.11%	9.77%	19.99%		16.54%		9.71%		11.98%
Russell 2000 Index(2)(6)	1.65%	4.89%	19.21%		15.55%		7.77%		8.72%

Past performance does not guarantee future results. The performance data quoted represents past performance, and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call 1-800-625-7071. The returns shown in the above table and accompanying footnotes are net of expenses. The table above does not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares.

1.	Investment results calculated after reinvestment of dividends.
2.	It is not possible to invest directly in an index. The performance of the index does not include the deduction of expenses associated with a mutual fund, such as investment management fees.
3.	The S&P 500 Index is a broad unmanaged measure of the U.S. stock market.
4.	The NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ Global Market and Small Cap stocks.
5.	The S&P 400 MidCap Index is a broad unmanaged measure of the U.S. stock market.
6.	The Russell 2000 Index is a broad unmanaged index composed of the smallest 2,000 companies in the Russell 3000 Index.
7.	Not annualized.
8.	Compound annual growth rate (annualized return). Assumes all dividends were reinvested in shares of the Fund.
9.	Cumulative return for the three year period was 65.57%, assuming all dividends were reinvested in shares of the Fund.
10.	Cumulative return for the five year period was 93.72%, assuming all dividends were reinvested in shares of the Fund.
11.	Cumulative return for the ten year period was 136.26%, assuming all dividends were reinvested in shares of the Fund.
12.	The inception date of the Fund was 1/1/96.
13.	Cumulative return since inception was 1,105.63%, assuming all dividends were reinvested in shares of the Fund.
14.	Gross expense ratio is from the Fund's prospectus dated May 1, 2014. Additional information pertaining to the Fund's expense ratios as of December 31, 2014 can be found in the financial highlights. Since January 1, 2009, the investment performance reflects contractually agreed upon fee waivers which expire at the close of business on April 30, 2015. Without these fee waivers, the performance would have been lower. Excluding the indirect costs of investing in acquired funds, total fund operating expenses would be 1.89%.

Top Ten Holdings*

(as a % of total investments, as of December 31, 2014)

Security		% of Total Investments†
1 Express Scripts Holding Co.	ESRX	10.27%
2 Gilead Sciences, Inc.	GILD	8.11%
3 Thermo Fisher Scientific, Inc.	TMO	7.14%
4 CarMax, Inc.	KMX	5.51%
5 Super Micro Computer, Inc.	SMCI	5.26%
6 FormFactor, Inc.	FORM	4.42%
7 ViaSat, Inc.	VSAT	4.29%
8 Becton Dickinson and Co.	BDX	4.24%
9 KVH Industries, Inc.	KVHI	3.35%
10 Hess Corp.	HES	2.85%

Top Ten Holdings = 55.44% of Total Investments†

*	Current portfolio holdings may not be indicative of future portfolio holdings.
†	Percentage of total investments less cash.

Sector Weightings*

(as a % of total investments, as of December 31, 2014)

Sector	Long(1)	(Short)(1)	Total(1)(2)
Consumer Discretionary	10.4%	—	10.4%
Energy	3.6%	—	3.6%
Exchange Traded Funds	—	(0.4)%	(0.4)%
Financials	2.8%	(0.1)%	2.7%
Health Care	33.4%	—	33.4%
Industrials	3.7%	—	3.7%
Information Technology	40.7%	(1.9)%	38.8%
Cash	7.8%	—	7.8%
*	Current portfolio holdings may not be indicative of future portfolio holdings.
(1)	Percentage of total investments includes all stocks, plus cash minus all short positions.
(2)	Total represents the difference between the long exposure and the short exposure, which produces the net exposure.

Comparison of Change in Value of a $10,000 Investment

Past performance does not guarantee future results. The performance data quoted represents past performance, and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call 1-800-625-7071. The graph above does not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Since inception, the Fund’s adviser has absorbed certain expenses of the Fund, without which returns would have been lower.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

Needham Funds

NEEDHAM AGGRESSIVE GROWTH FUND
TICKER: NEAGX

Comparative Performance Statistics as of December 31, 2014

	6 Months(6)	1 Year	3 Years(7)		5 Years(7)		10 Years(7)		Since Inception(7)(11)		Gross Expense Ratio(13)
Needham Aggressive Growth Fund(1)	4.73%	7.13%	18.73	%(8)	15.01	%(9)	10.52	%(10)	10.04	%(12)	2.07%
S&P 500 Index(2)(3)	6.12%	13.69%	20.41%		15.45%		7.67%		6.69%
NASDAQ Composite Index(2)(4)	8.13%	14.83%	23.73%		17.30%		9.27%		8.60%
Russell 2000 Index(2)(5)	1.65%	4.89%	19.21%		15.55%		7.77%		8.80%

Past performance does not guarantee future results. The performance data quoted represents past performance, and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call 1-800-625-7071. The returns shown in the above table and accompanying footnotes are net of expenses. The table above does not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares.

1.	Investment results calculated after reinvestment of dividends.
2.	It is not possible to invest directly in an index. The performance of the index does not include the deduction of expenses associated with a mutual fund, such as investment management fees.
3.	The S&P 500 Index is a broad unmanaged measure of the U.S. stock market.
4.	The NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ Global Market and Small Cap stocks.
5.	The Russell 2000 Index is a broad unmanaged index composed of the smallest 2,000 companies in the Russell 3000 Index.
6.	Not annualized.
7.	Compound annual growth rate (annualized return). Assumes all dividends were reinvested in shares of the Fund.
8.	Cumulative return for the three year period was 67.37%, assuming all dividends were reinvested in shares of the Fund.
9.	Cumulative return for the five year period was 101.22%, assuming all dividends were reinvested in shares of the Fund.
10.	Cumulative return for the ten year period was 171.88%, assuming all dividends were reinvested in shares of the Fund.
11.	The inception date of the Fund was 9/4/2001.
12.	Cumulative return since inception was 257.60% assuming all dividends were reinvested in shares of the Fund.
13.	Gross expense ratio is from the Fund's prospectus dated May 1, 2014. Additional information pertaining to the Fund's expense ratios as of December 31, 2014 can be found in the financial highlights. Since inception, the investment performance reflects contractually agreed upon fee waivers which expire at the close of business on April 30, 2015. Without these fee waivers, the performance would have been lower. Excluding the indirect costs of investing in acquired funds, total fund operating expenses would be 2.07%.

Top Ten Holdings*

(as a % of total investments, as of December 31, 2014)

Security		% of Total Investments†
1 Akamai Technologies, Inc.	AKAM	8.13%
2 Gilead Sciences, Inc.	GILD	7.61%
3 Apple, Inc.	AAPL	6.37%
4 FormFactor, Inc.	FORM	6.25%
5 PDF Solutions, Inc.	PDFS	5.64%
6 Super Micro Computer, Inc.	SMCI	5.46%
7 KVH Industries, Inc.	KVHI	4.70%
8 Entegris, Inc.	ENTG	4.27%
9 Reis, Inc.	REIS	3.93%
10 WageWorks, Inc.	WAGE	2.92%

Top Ten Holdings = 55.28% of Total Investments†

*	Current portfolio holdings may not be indicative of future portfolio holdings.
†	Percentage of total investments less cash.

Sector Weightings*

(as a % of total investments, as of December 31, 2014)

Sector	Long(1)	(Short)(1)	Total(1)(2)
Consumer Discretionary	6.7%	—	6.7%
Consumer Staples	1.6%	—	1.6%
Energy	1.1%	—	1.1%
Exchange Traded Funds	—	(0.1)%	(0.1)%
Financials	3.1%	(0.6)%	2.5%
Health Care	12.6%	—	12.6%
Industrials	5.9%	—	5.9%
Information Technology	72.7%	(3.5)%	69.2%
Cash	0.5%	—	0.5%
*	Current portfolio holdings may not be indicative of future portfolio holdings.
(1)	Percentage of total investments includes all stocks, plus cash minus all short positions.
(2)	Total represents the difference between the long exposure and the short exposure, which produces the net exposure.

Comparison of Change in Value of a $10,000 Investment

Past performance does not guarantee future results. The performance data quoted represents past performance, and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call 1-800-625-7071. The graph above does not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Since inception, the Fund’s adviser has absorbed certain expenses of the Fund, without which returns would have been lower.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

Annual Report 2014
NEEDHAM SMALL CAP GROWTH FUND
TICKER: NESGX

Comparative Performance Statistics as of December 31, 2014

	6 Months(6)	1 Year	3 Years(7)		5 Years(7)		10 Years(7)		Since Inception(7)(11)		Gross Expense Ratio(13)
Needham Small Cap Growth Fund(1)	2.37%	0.80%	11.85	%(8)	9.95	%(9)	6.54	%(10)	10.45	%(12)	2.07%
S&P 500 Index(2)(3)	6.12%	13.69%	20.41%		15.45%		7.67%		7.36%
NASDAQ Composite Index(2)(4)	8.13%	14.83%	23.73%		17.30%		9.27%		9.79%
Russell 2000 Index(2)(5)	1.65%	4.89%	19.21%		15.55%		7.77%		8.75%

Past performance does not guarantee future results. The performance data quoted represents past performance, and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call 1-800-625-7071. The returns shown in the above table and accompanying footnotes are net of expenses. The table above does not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares.

1.	Investment results calculated after reinvestment of dividends.
2.	It is not possible to invest directly in an index. The performance of the index does not include the deduction of expenses associated with a mutual fund, such as investment management fees.
3.	The S&P 500 Index is a broad unmanaged measure of the U.S. stock market.
4.	The NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ Global Market and Small Cap stocks.
5.	The Russell 2000 Index is a broad unmanaged index composed of the smallest 2,000 companies in the Russell 3000 Index.
6.	Not annualized.
7.	Compound annual growth rate (annualized return). Assumes all dividends were reinvested in shares of the Fund.
8.	Cumulative return for the three year period was 39.92%, assuming all dividends were reinvested in shares of the Fund.
9.	Cumulative return for the five year period was 60.70%, assuming all dividends were reinvested in shares of the Fund.
10.	Cumulative return for the ten year period was 88.47%, assuming all dividends were reinvested in shares of the Fund.
11.	The inception date of the Fund was 5/22/02.
12.	Cumulative return since inception was 250.22% assuming all dividends were reinvested in shares of the Fund.
13.	Gross expense ratio is from the Fund's prospectus dated May 1, 2014. Additional information pertaining to the Fund's expense ratios as of December 31, 2014 can be found in the financial highlights. Since inception, the investment performance reflects contractually agreed upon fee waivers which expire at the close of business on April 30, 2015. Without these fee waivers, the performance would have been lower. Excluding the indirect costs of investing in acquired funds, total fund operating expenses would be 2.06%.

Top Ten Holdings*

(as a % of total investments, as of December 31, 2014)

Security		% of Total Investments†
1 FormFactor, Inc.	FORM	10.94%
2 Emulex Corp.	ELX	6.27%
3 KVH Industries, Inc.	KVHI	5.55%
4 Air Lease Corp.	AL	5.32%
5 Super Micro Computer, Inc.	SMCI	5.23%
6 TTM Technologies, Inc.	TTMI	5.16%
7 Rudolph Technologies, Inc.	RTEC	4.34%
8 II-VI, Inc.	IIVI	4.21%
9 Reis, Inc.	REIS	4.12%
10 Electro Scientific Industries, Inc.	ESIO	3.80%

Top Ten Holdings = 54.94% of Total Investments†

*	Current portfolio holdings may not be indicative of future portfolio holdings.
†	Percentage of total investments less cash.

Sector Weightings*

(as a % of total investments, as of December 31, 2014)

Sector	Long(1)	(Short)(1)	Total(1)(2)
Consumer Discretionary	4.6%	—	4.6%
Consumer Staples	0.1%	—	0.1%
Energy	3.3%	—	3.3%
Exchange Traded Funds	—	(0.7)%	(0.7)%
Financials	2.5%	—	2.5%
Health Care	7.5%	—	7.5%
Industrials	5.7%	—	5.7%
Information Technology	72.0%	—	72.0%
Cash	5.0%	—	5.0%
*	Current portfolio holdings may not be indicative of future portfolio holdings.
(1)	Percentage of total investments includes all stocks, plus cash minus all short positions.
(2)	Total represents the difference between the long exposure and the short exposure, which produces the net exposure.

Comparison of Change in Value of a $10,000 Investment

Past performance does not guarantee future results. The performance data quoted represents past performance, and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call 1-800-625-7071. The graph above does not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Since inception, the Fund’s adviser has absorbed certain expenses of the Fund, without which returns would have been lower.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

Needham Funds

Disclosure of Fund Expenses (Unaudited)

The following expense table is shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur transactional costs, including redemption fees and ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. A Portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in each Portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The expense example table below illustrates your fund’s cost in two ways:

•	Actual Expenses. This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the Portfolio’s actual return, and “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading entitled “Expenses Paid During Period”.
•	Hypothetical Expenses on a 5% Return. This section is intended to help you compare your Portfolio’s costs with those of other mutual funds. It assumes that the Portfolio had a return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Portfolio’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your Portfolio’s cost by comparing this hypothetical example with the hypothetical examples that appear in shareholders reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

For the Period July 1, 2014 to December 31, 2014

Expense Example Table

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Expenses Paid During Period* 7/1/14 – 12/31/14	Expense Ratio During Period* 7/1/14 – 12/31/14
Needham Growth Fund
Actual Expenses	$1,000.00	$1,048.00	$9.51	1.84%
Hypothetical Example for Comparison Purposes (5% return before expenses)	$1,000.00	$1,015.62	$9.36	1.84%

Needham Aggressive Growth Fund
Actual Expenses	$1,000.00	$1,047.70	$10.74	2.08%
Hypothetical Example for Comparison Purposes (5% return before expenses)	$1,000.00	$1,014.71	$10.57	2.08%

Needham Small Cap Growth Fund
Actual Expenses	$1,000.00	$1,023.70	$10.48	2.05%
Hypothetical Example for Comparison Purposes (5% return before expenses)	$1,000.00	$1,014.85	$10.44	2.05%
*	Expenses are equal to the average account value times the Portfolio's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

Annual Report 2014

Needham Growth Fund
Schedule of Investments
December 31, 2014

	Shares	Market Value
Common Stocks (92.1%)
Aerospace & Defense (0.7%)
Honeywell International, Inc.*	10,000	$999,200
Airlines (0.2%)
United Continental Holdings, Inc.*	5,000	334,450
Auto Components (0.3%)
Sypris Solutions, Inc.*	187,500	495,000
Biotechnology (7.5%)
Gilead Sciences, Inc.*	117,000	11,028,420
Capital Markets (2.4%)
Financial Engines, Inc.*	67,500	2,467,125
Oaktree Capital Group LLC*	20,000	1,036,600
		3,503,725
Commercial Services & Supplies (0.5%)
Clean Harbors, Inc.*	14,000	672,700
Communications Equipment (8.9%)
Emulex Corp.*	435,200	2,467,584
KVH Industries, Inc.*	360,000	4,554,000
QUALCOMM, Inc.*	5,000	371,650
ViaSat, Inc.*†	92,500	5,830,275
		13,223,509
Electrical Equipment (0.1%)
TCP International Holdings Ltd.*	20,000	123,000
Electronic Equipment, Instruments & Components (8.2%)
Corning, Inc.*	35,000	802,550
Electro Scientific Industries, Inc.*	300,000	2,328,000
II-VI, Inc.*	190,000	2,593,500
Ingram Micro, Inc.*	10,000	276,400
Jabil Circuit, Inc.*†	150,000	3,274,500
Newport Corp.*	100,850	1,927,244
Vishay Intertechnology, Inc.*	62,500	884,375
		12,086,569
Energy Equipment & Services (0.7%)
Schlumberger Ltd.*	12,500	1,067,625
Health Care Equipment & Supplies (8.4%)
Becton Dickinson and Co.*	41,500	5,775,140
CONMED Corp.*	48,150	2,164,824
Covidien PLC*	27,500	2,812,700
Varian Medical Systems, Inc.*	20,000	1,730,200
		12,482,864
Health Care Providers & Services (9.5%)
Express Scripts Holding Co.*†	165,000	13,970,550

	Shares	Market Value
Common Stocks – Continued
Health Care Technology (0.1%)
Cerner Corp.*	2,500	$161,650
Hotels, Restaurants & Leisure (0.6%)
Life Time Fitness, Inc.*	15,000	849,300
Internet Software & Services (2.7%)
Akamai Technologies, Inc.*	50,000	3,148,000
Amber Road, Inc.*	30,000	306,600
Borderfree, Inc.*	19,991	179,119
Q2 Holdings, Inc.*	20,000	376,800
		4,010,519
Life Sciences Tools & Services (6.9%)
Bruker Corp.*	25,000	490,500
Thermo Fisher Scientific, Inc.*†	77,500	9,709,975
		10,200,475
Media (3.1%)
Comcast Corp.*	60,000	3,480,600
Discovery Communications, Inc. – Class A*	5,000	172,250
Discovery Communications, Inc. – Class C*	5,000	168,600
Twenty-First Century Fox, Inc.*	10,000	384,050
World Wrestling Entertainment, Inc.*	30,000	370,200
		4,575,700
Oil, Gas & Consumable Fuels (2.8%)
Hess Corp.*†	52,500	3,875,550
WPX Energy, Inc.*	22,000	255,860
		4,131,410
Pharmaceuticals (0.1%)
Corium International, Inc.*	24,050	146,705
Professional Services (1.0%)
WageWorks, Inc.*	23,500	1,517,395
Semiconductors & Semiconductor Equipment (11.7%)
Broadcom Corp.*	5,000	216,650
Brooks Automation, Inc.*	90,000	1,147,500
Entegris, Inc.*	210,000	2,774,100
Entropic Communications, Inc.*	330,000	834,900
FormFactor, Inc.*	700,000	6,020,000
MKS Instruments, Inc.*	67,500	2,470,500
Nova Measuring Instruments Ltd.*	130,000	1,350,700
PDF Solutions, Inc.*	167,500	2,489,050
		17,303,400

See accompanying notes to financial statements.

Annual Report 2014

Needham Growth Fund
Schedule of Investments (Continued)
December 31, 2014

	Shares	Market Value
Common Stocks (92.1%)
Software (1.2%)
Barracuda Networks, Inc.*	28,023	$1,004,344
Mavenir Systems, Inc.*	60,000	813,600
		1,817,944
Specialty Retail (6.1%)
CarMax, Inc.*†	112,500	7,490,250
Dick’s Sporting Goods, Inc.*†	26,000	1,290,900
Tiffany & Co.*	2,500	267,150
		9,048,300
Technology Hardware, Storage & Peripherals (6.9%)
Electronics For Imaging, Inc.*	70,000	2,998,100
Super Micro Computer, Inc.*	205,000	7,150,400
		10,148,500
Thrifts & Mortgage Finance (0.4%)
Ladder Capital Corp.*	28,577	560,395
Trading Companies & Distributors (1.1%)
Air Lease Corp.*	45,000	1,543,950
Avolon Holdings Ltd.*	2,896	57,341
		1,601,291
Total Common Stocks
(Cost $62,007,817)		$136,060,596

	Shares	Market Value
Short-Term Investment (7.5%)
Money Market Fund (7.5%)
Dreyfus Treasury Prime Cash Management 0.00%(a) (Cost $11,140,764)	11,140,764	$11,140,764
Total Investments (99.6%)
(Cost $73,148,581)		147,201,360
Total Securities Sold Short (-2.3%) (Proceeds $2,865,049)		(3,388,900)
Other Assets in Excess of Liabilities (2.7%)		4,003,809
Net Assets (100.0%)		$147,816,269

*	Non-income producing security.
(a)	Rate shown is the seven day yield as of December 31, 2014.
†	Security position is either entirely or partially held in a segregated account as collateral for securities sold short, aggregating a total market value of $3,445,075.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

See accompanying notes to financial statements.

Annual Report 2014

Needham Growth Fund
Schedule of Securities Sold Short
December 31, 2014

	Shares	Market Value
Securities Sold Short (-1.9%)
Capital Markets (-0.2%)
Medallion Financial Corp.	10,000	$100,100
Communications Equipment (-0.7%)
Ubiquiti Networks, Inc.*	35,000	1,037,400
Semiconductors & Semiconductor Equipment (0.0%)
Applied Micro Circuits Corp.*	10,000	65,200
Software (-1.1%)
ANSYS, Inc.*	20,000	1,640,000
Total Securities Sold Short
(Proceeds $2,348,352)		$2,842,700

	Shares	Market Value
Exchange Traded Funds Sold Short (-0.4%)
Market Vectors Semiconductor ETF	10,000	$546,200
Total Exchange Traded Funds Sold Short
(Proceeds $516,697)		546,200
Total Securities & Exchange Traded Funds Sold Short (-2.3%)
(Proceeds $2,865,049)		3,388,900

*	Non-income producing security.

See accompanying notes to financial statements.

Needham Funds

Needham Aggressive Growth Fund
Schedule of Investments
December 31, 2014

	Shares	Market Value
Common Stocks (99.4%)
Aerospace & Defense (1.9%)
Precision Castparts Corp.*†	5,000	$1,204,400
Biotechnology (7.6%)
Gilead Sciences, Inc.*†	50,000	4,713,000
Capital Markets (1.8%)
Financial Engines, Inc.*†	30,000	1,096,500
Commercial Services & Supplies (0.2%)
Clean Harbors, Inc.*	3,000	144,150
Communications Equipment (7.0%)
KVH Industries, Inc.*	230,000	2,909,500
ViaSat, Inc.*†	23,000	1,449,690
		4,359,190
Electrical Equipment (0.3%)
TCP International Holdings Ltd.*	7,500	46,125
Vicor Corp.*	10,000	121,000
		167,125
Electronic Equipment, Instruments & Components (5.1%)
Electro Scientific Industries, Inc.*	30,000	232,800
FEI Co.*†	14,000	1,264,900
II-VI, Inc.*	23,500	320,775
IPG Photonics Corp.*†	5,000	374,600
Newport Corp.*	250	4,778
Vishay Precision Group, Inc.*	56,250	965,250
		3,163,103
Health Care Equipment & Supplies (1.7%)
Becton Dickinson and Co.*	4,500	626,220
LeMaitre Vascular, Inc.*	55,000	420,750
		1,046,970
Health Care Providers & Services (1.1%)
Express Scripts Holding Co.*†	8,000	677,360
Health Care Technology (0.7%)
Omnicell, Inc.*	13,000	430,560
Hotels, Restaurants & Leisure (0.7%)
Life Time Fitness, Inc.*	2,750	155,705
Panera Bread Co.*	1,700	297,160
		452,865
Household Durables (1.3%)
iRobot Corp.*	15,000	520,800
Libbey, Inc.*	10,000	314,400
		835,200

	Shares	Market Value
Common Stocks — Continued
Household Products (1.6%)
Oil-Dri Corp. of America*	30,000	$978,900
Insurance (0.8%)
Crawford & Co.*	55,100	472,207
Internet & Catalog Retail (0.0%)
Coupons.com, Inc.*	671	11,910
Internet Software & Services (18.0%)
Akamai Technologies, Inc.*†	80,000	5,036,800
Amber Road, Inc.*	15,000	153,300
ARI Network Services, Inc.*	15,000	56,850
Borderfree, Inc.*	20,000	179,200
ChannelAdvisor Corp.*	3,383	73,005
Constant Contact, Inc.*†	45,000	1,651,500
Equinix, Inc.*	3,499	793,328
Q2 Holdings, Inc.*	12,500	235,500
Reis, Inc.*	93,000	2,433,810
TheStreet, Inc.*	265,000	630,700
		11,243,993
Life Sciences Tools & Services (0.9%)
Bruker Corp.*	30,000	588,600
Media (1.1%)
Discovery Communications, Inc. – Class A*	1,500	51,675
Discovery Communications, Inc. – Class C*	1,500	50,580
Twenty-First Century Fox, Inc.*	1,000	38,405
World Wrestling Entertainment, Inc.*†	43,500	536,790
		677,450
Oil, Gas & Consumable Fuels (1.0%)
Hess Corp.*†	8,500	627,470
Pharmaceuticals (0.1%)
Corium International, Inc.*	10,950	66,795
Professional Services (2.9%)
WageWorks, Inc.*†	28,000	1,807,960
Semiconductors & Semiconductor Equipment (20.7%)
Brooks Automation, Inc.*	10,000	127,500
Entegris, Inc.*	200,000	2,642,000
Entropic Communications, Inc.*	40,000	101,200
FormFactor, Inc.*	450,000	3,870,000
MKS Instruments, Inc.*†	29,100	1,065,060
Nova Measuring Instruments Ltd.*	94,900	986,011

See accompanying notes to financial statements.

Annual Report 2014

Needham Aggressive Growth Fund
Schedule of Investments (Continued)
December 31, 2014

	Shares	Market Value
Common Stocks — Continued
PDF Solutions, Inc.*†	235,000	$3,492,100
Photronics, Inc.*	61,000	506,910
Xcerra Corp.*	10,000	91,600
		12,882,381
Software (3.5%)
Barracuda Networks, Inc.*	13,539	485,238
Bottomline Technologies, Inc.*†	25,000	632,000
Exa Corp.*	5,000	58,900
GSE Systems, Inc.*	435,000	691,650
Mavenir Systems, Inc.*	22,600	306,456
		2,174,244
Specialty Retail (3.3%)
CarMax, Inc.*†	22,500	1,498,050
Dick’s Sporting Goods, Inc.*†	11,000	546,150
		2,044,200
Technology Hardware, Storage & Peripherals (15.4%)
Apple, Inc.*†	35,750	3,946,085
Avid Technology, Inc.*	40,000	568,400
Electronics For Imaging, Inc.*†	40,000	1,713,200
Super Micro Computer, Inc.*†	97,000	3,383,360
		9,611,045
Thrifts & Mortgage Finance (0.4%)
Ladder Capital Corp.*	13,318	261,166
Trading Companies & Distributors (0.3%)
Air Lease Corp.*	5,000	171,550
Avolon Holdings Ltd*	1,211	23,978
		195,528
Total Common Stocks
(Cost $30,001,125)		$61,934,272

	Shares	Market Value
Short-Term Investment (0.5%)
Money Market Fund (0.5%)
Dreyfus Treasury Prime Cash Management 0.00% (a) (Cost $334,971)	334,971	$334,971
Total Investments (99.9%)
(Cost $30,336,096)		62,269,243
Total Securities Sold Short (-4.1%) (Proceeds $2,125,934)		(2,540,390)
Other Assets in Excess of Liabilities (4.2%)		2,624,316
Net Assets (100.0%)		$62,353,169

*	Non-income producing security.
(a)	Rate shown is the seven day yield as of December 31, 2014.
†	Security position is either entirely or partially held in a segregated account as collateral for securities sold short, aggregating a total market value of $3,504,580.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

See accompanying notes to financial statements.

Needham Funds

Needham Aggressive Growth Fund
Schedule of Securities Sold Short
December 31, 2014

	Shares	Market Value
Securities Sold Short (-4.0%)
Capital Markets (-0.2%)
Medallion Financial Corp.	10,000	$100,100
Communications Equipment (-2.1%)
Ubiquiti Networks, Inc.*	44,000	1,304,160
Semiconductors & Semiconductor Equipment (-0.2%)
Applied Micro Circuits Corp.*	20,000	130,400
Software (-1.1%)
ANSYS, Inc.*	8,000	656,000
Thrifts & Mortgage Finance (-0.4%)
Federal Home Loan Mortgage Corp.*	130,000	267,800
*	Non-income producing security.

	Shares	Market Value
Total Securities Sold Short
(Proceeds $2,066,518)		$2,458,460
Exchange Traded Funds Sold Short (-0.1%)
Market Vectors Semiconductor ETF	1,500	$81,930
Total Exchange Traded Funds Sold Short
(Proceeds $59,416)		81,930
Total Securities & Exchange Traded Funds Sold Short (-4.1%)
(Proceeds $2,125,934)		2,540,390

See accompanying notes to financial statements.

Annual Report 2014

Needham Small Cap Growth Fund
Schedule of Investments
December 31, 2014

	Shares	Market Value
Common Stocks (95.4%)
Biotechnology (0.9%)
Exact Sciences Corp.*	10,000	$274,400
Capital Markets (1.0%)
FXCM, Inc.*	20,000	331,400
Commercial Services & Supplies (0.6%)
Clean Harbors, Inc.*	4,000	192,200
Communications Equipment (17.1%)
Aruba Networks, Inc.*	5,000	90,900
Emulex Corp.*	339,090	1,922,640
KVH Industries, Inc.*	134,600	1,702,690
Riverbed Technology, Inc.*	40,000	816,400
Ruckus Wireless, Inc.*	80,000	961,600
		5,494,230
Electronic Equipment, Instruments & Components (16.4%)
Electro Scientific Industries, Inc.*	150,000	1,164,000
II-VI, Inc.*†	94,650	1,291,973
Ingram Micro, Inc.*	10,000	276,400
Newport Corp.*	50,000	955,500
TTM Technologies, Inc.*†	210,000	1,581,300
		5,269,173
Health Care Equipment & Supplies (2.7%)
Cutera, Inc.*	72,500	774,300
Novadaq Technologies, Inc.*	5,000	83,100
		857,400
Health Care Providers & Services (3.4%)
Express Scripts Holding Co.*†	13,000	1,100,710
Health Care Technology (0.5%)
Cerner Corp.*	2,500	161,650
Hotels, Restaurants & Leisure (1.3%)
Life Time Fitness, Inc.*	7,500	424,650
Household Products (0.1%)
Oil-Dri Corp. of America*	1,000	32,630
Internet Software & Services (7.9%)
Amber Road, Inc.*	30,000	306,600
Reis, Inc.*	48,300	1,264,011
TheStreet, Inc.*	400,000	952,000
		2,522,611

	Shares	Market Value
Common Stocks — Continued
Leisure Products (0.8%)
Black Diamond, Inc.*	30,000	$262,500
Media (1.9%)
World Wrestling Entertainment, Inc.*	50,000	617,000
Oil, Gas & Consumable Fuels (3.3%)
Hess Corp.*†	7,500	553,650
WPX Energy, Inc.*	42,000	488,460
		1,042,110
Semiconductors & Semiconductor Equipment (25.4%)
Entegris, Inc.*	52,500	693,525
Entropic Communications, Inc.*	320,000	809,600
FormFactor, Inc.*	390,000	3,354,000
MKS Instruments, Inc.*	30,000	1,098,000
PDF Solutions, Inc.*	45,000	668,700
Photronics, Inc.*	20,000	166,200
Rudolph Technologies, Inc.*	130,000	1,329,900
Ultra Clean Holdings, Inc.*	5,000	46,400
		8,166,325
Specialty Retail (0.5%)
American Eagle Outfitters, Inc.*	12,500	173,500
Technology Hardware, Storage & Peripherals (5.0%)
Super Micro Computer, Inc.*	46,000	1,604,480
Thrifts & Mortgage Finance (1.5%)
Tree.com, Inc.*	10,000	483,400
Trading Companies & Distributors (5.1%)
Air Lease Corp.*	47,500	1,629,725
Avolon Holdings Ltd*	633	12,533
		1,642,258
Total Common Stocks
(Cost $27,706,102)		$30,652,627

See accompanying notes to financial statements.

Needham Funds

Needham Small Cap Growth Fund
Schedule of Investments (Continued)
December 31, 2014

	Shares	Market Value
Short-Term Investment (5.0%)
Money Market Fund (5.0%)
Dreyfus Treasury Prime Cash Management 0.00% (a) (Cost $1,596,489)	1,596,489	$1,596,489
Total Investments (100.4%)
(Cost $29,302,591)		32,249,116
Total Securities Sold Short (-0.7%) (Proceeds $206,679)		(218,480)
Other Assets in Excess of Liabilities (0.3%)		85,816
Net Assets (100.0%)		$32,116,452

*	Non-income producing security.
(a)	Rate shown is the seven day yield as of December 31, 2014.
†	Security position is either entirely or partially held in a segregated account as collateral for securities sold short, aggregating a total market value of $422,880.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

See accompanying notes to financial statements.

Annual Report 2014

Needham Small Cap Growth Fund
Schedule of Securities Sold Short
December 31, 2014

	Shares	Market Value
Exchange Traded Funds Sold Short (-0.7%)
Market Vectors Semiconductor ETF	4,000	$218,480
Total Exchange Traded Funds Sold Short (-0.7%)
(Proceeds $206,679)		218,480

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

See accompanying notes to financial statements.

Needham Funds

Statements of Assets and Liabilities

December 31, 2014

	Needham Growth Fund	Needham Aggressive Growth Fund	Needham Small Cap Growth Fund
Assets
Investments, at Value (Cost $73,148,582, $30,336,096, $29,302,591)	$147,201,360	$62,269,243	$32,249,116
Cash	299,353	—	41
Receivables:
Deposit with Broker for Securities Sold Short	3,627,817	2,734,675	328,696
Dividends and Interest	46,604	2,459	1,800
Fund Shares Sold	125,995	101,484	41,921
Investment Securities Sold	234,240	31,431	66,620
Prepaid Expenses	30,378	21,142	18,133
Total Assets	151,565,747	65,160,434	32,706,327

Liabilities
Securities Sold Short, at Value (Proceeds $2,865,049, $2,125,934, $206,679)	3,388,900	2,540,390	218,480
Payables:
Investment Securities Purchased	32,500	32,500	217,544
Fund Shares Redeemed	14,120	77,149	52,755
Due to Adviser	155,437	65,431	36,215
Distribution Fees	31,673	13,344	6,940
Administration and Accounting Fees	50,338	23,726	14,075
Transfer Agent Fees	20,339	16,920	15,730
Accrued Expenses and Other Liabilities	56,171	37,805	28,136
Total Liabilities	3,749,478	2,807,265	589,875

Net Assets	$147,816,269	$62,353,169	$32,116,452
Shares Issued and Outstanding $0.001 Par Value (Authorized 800,000,000, 100,000,000 and 100,000,000 respectively)	3,213,144	2,647,135	2,292,929
Net Asset Value, Offering and Redemption Price Per Share(a)	$46.00	$23.55	$14.01

Components of Net Assets
Paid-in Capital	70,588,853	30,892,993	29,794,362
Accumulated Net Investment Loss	32,678	(2)	—
Accumulated Net Realized Gain (Loss) from Investments, Securities Sold Short, Foreign Currency Transactions and Currency	3,665,811	(58,456)	(612,634)
Net Unrealized Appreciation on Investment Securities and Securities Sold Short	73,528,927	31,518,691	2,934,724
Net Unrealized Appreciation on Foreign Currency Transactions and Currency	—	(57)	—
Total Net Assets	$147,816,269	$62,353,169	$32,116,452
(a)	Subject to certain exceptions, a 2% redemption fee is imposed upon shares redeemed within 60 days of their purchase. See Note 2 of the notes to finanical statements.

See accompanying notes to financial statements.

Annual Report 2014

Statements of Operations

For the year ended December 31, 2014

	Needham Growth Fund	Needham Aggressive Growth Fund	Needham Small Cap Growth Fund
Investment Income
Dividends	$746,281	$309,638	$192,467
Interest	1	5	1
Total Investment Income	746,282	309,643	192,468

Expenses
Investment Advisory Fees	1,777,501	784,656	463,932
Distribution Fees	355,500	156,931	92,786
Administration and Accounting Fees	151,268	72,988	45,145
Audit Fees	37,803	26,791	26,706
Chief Compliance Officer Fees	21,968	9,731	5,801
Custodian Fees	8,908	7,301	7,371
Directors' Fees	35,956	16,184	9,954
Dividend Expense(1)	14,370	8,364	11,980
Filing Fees	23,045	24,226	22,991
Interest Expense(1)	53,288	108,308	8,683
Legal Fees	32,518	14,257	7,998
Printing Fees	21,376	13,839	13,274
Transfer Agent Fees	61,330	51,892	48,989
Other Expenses	26,514	19,316	17,312
Total Expenses	2,621,345	1,314,784	782,922
Fees Waived by Investment Adviser	—	—	(38,382)
Net Expenses	2,621,345	1,314,784	744,540
Net Investment Loss	(1,875,063)	(1,005,141)	(552,072)

Net Realized/Unrealized Gain (Loss) from Investments, Securities Sold Short, Foreign Currency Transactions and Currency
Net Realized Gain from Investments	10,246,030	8,627,336	1,835,076
Net Realized Gain (Loss) from Securities Sold Short	(623,166)	(2,210,436)	236,548
Net Realized Loss from Foreign Currency Transactions and Currency	—	(1,067)	—
Change in Unrealized Appreciation (Depreciation) on Investments and Securities Sold Short	4,452,922	(1,328,056)	(1,701,768)
Change in Unrealized Appreciation on Foreign Currency Transactions and Currency	—	(44)	—
Net Realized/Unrealized Gain from Investments, Securities Sold Short, Foreign Currency Transactions and Currency	14,075,786	5,087,733	369,856
Change in Net Assets Resulting from Operations	$12,200,723	$4,082,592	$(182,216)
(1)	Expense related to securities sold short.

See accompanying notes to financial statements.

Needham Funds

Statements of Changes in Net Assets

	Needham Growth Fund		Needham Aggressive Growth Fund		Needham Small Cap Growth Fund
	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2014	Year Ended December 31, 2013
Change in Net Assets
Operations:
Net Investment Loss	$(1,875,063)	$(1,714,924)	$(1,005,141)	$(1,128,271)	$(552,072)	$(884,364)
Net Realized Gain from Investments, Securities Sold Short, Foreign Currency Transactions, and Currency	9,622,864	4,522,860	6,415,833	2,564,862	2,071,624	1,637,125
Net Change in Unrealized Appreciation (Depreciation) on Investments, Securities Sold Short, Foreign Currency Transactions and Currency	4,452,922	35,656,762	(1,328,100)	18,226,340	(1,701,768)	10,995,485
Change in Net Assets Resulting from Operations	12,200,723	38,464,698	4,082,592	19,662,931	(182,216)	11,748,246

Distributions to Shareholders from:
Net Investment Income	—	—	—	—	—	—
Capital Gains	(9,182,356)	(820,726)	(1,852,789)	—	(3,642,737)	—
Total Distributions to Shareholders	(9,182,356)	(820,726)	(1,852,789)	—	(3,642,737)	—

Capital Transactions:
Shares Issued	12,224,922	17,889,415	3,447,337	7,195,084	3,876,827	4,297,099
Shares Issued in Reinvestment of Distribution	8,793,743	2,426,683	1,817,962	—	3,491,790	—
Shares Redeemed	(17,914,336)	(29,836,034)	(13,602,601)	(25,160,046)	(15,377,681)	(32,714,268)
Redemption Fees	79	8,278	1,372	15,048	173	4,787
Change in Net Assets from Capital Transactions	3,104,408	(9,511,658)	(8,335,930)	(17,949,914)	(8,008,891)	(28,412,382)

Change in Net Assets	6,122,775	28,132,314	(6,106,127)	1,713,017	(11,833,844)	(16,664,136)

Net Assets
Beginning of Year	141,693,494	113,561,180	68,459,296	66,746,279	43,950,296	60,614,432
End of Year	$147,816,269	$141,693,494	$62,353,169	$68,459,296	$32,116,452	$43,950,296
Accumulated Net Investment Gain (Loss)	$32,678	$78,725	$(2)	$—	$—	$—

Share Transaction:
Number of Shares Issued	267,721	462,075	152,427	365,831	255,422	318,218
Number of Shares Reinvested	193,652	65,282	78,734	—	255,809	—
Number of Shares Redeemed	(392,522)	(756,536)	(605,395)	(1,358,357)	(1,030,428)	(2,467,199)
Change in Shares	68,851	(229,179)	(374,234)	(992,526)	(519,197)	(2,148,981)

See accompanying notes to financial statements.

Annual Report 2014

Needham Growth Fund

Financial Highlights

(For a Share Outstanding Throughout each Period)	Year Ended December 31,
	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Year	$45.06	$33.66	$32.78	$39.11	$29.77
Investment Operations
Net Investment Loss	(0.58)	(0.54)	(0.24)	(0.58)	(0.60)
Net Realized and Unrealized Gain (Loss) on Investments	4.59	12.20	4.31	(3.79)	9.94
Total from Investment Operations	4.01	11.66	4.07	(4.37)	9.34

Less Distributions
Net Realized Gains	(3.07)	(0.26)	(3.19)	(1.97)	—
Total Distributions	(3.07)	(0.26)	(3.19)	(1.97)	—

Capital Contributions
Redemption Fees	— (a)	— (a)	— (a)	0.01	— (a)
Total Capital Contributions	— (a)	— (a)	— (a)	0.01	— (a)
Net Asset Value, End of Year	$46.00	$45.06	$33.66	$32.78	$39.11

Total Return	8.98%	34.68%	12.80%	(10.94)%	31.37%
Net Assets, End of Year (000's)	$147,816	$141,693	$113,561	$125,966	$159,805
Ratios/Supplemental Data
Ratio of Total Expenses to Average Net Assets	1.84%	1.89%	1.94%	1.81%	2.11%
Ratio of Total Expenses to Average Net Assets (before interest and dividend expense)	1.80%	1.82%	1.82%	1.78%	2.00%
Ratio of Total Expenses to Average Net Assets (before waiver and reimbursement of expenses)	1.84%	1.89%	1.94%	1.81%	2.11%
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.32)%	(1.30)%	(0.65)%	(1.41)%	(1.85)%
Ratio of Net Investment Income (Loss) to Average Net Assets (before waivers and reimbursements of expenses)	(1.32)%	(1.30)%	(0.65)%	(1.41)%	(1.85)%
Portfolio turnover rate	12%	12%	17%	29%	62%
(a)	Value is less than $0.005 per share.

See accompanying notes to financial statements.

Needham Funds

Needham Aggressive Growth Fund

Financial Highlights

(For a Share Outstanding Throughout each Period)	Year Ended December 31,
	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Year	$22.66	$16.63	$14.52	$17.14	$12.38
Investment Operations
Net Investment Loss	(0.38)	(0.37)	(0.29)	(0.34)	(0.11)
Net Realized and Unrealized Gain (Loss) on Investments	1.98	6.40	2.41	(2.04)	4.98
Total from Investment Operations	1.60	6.03	2.12	(2.38)	4.87

Less Distributions
Net Realized Gains	(0.71)	—	(0.01)	(0.25)	(0.11)
Total Distributions	(0.71)	—	(0.01)	(0.25)	(0.11)

Capital Contributions
Redemption Fees	— (a)	— (a)	— (a)	0.01	— (a)
Total Capital Contributions	— (a)	— (a)	— (a)	0.01	— (a)
Net Asset Value, End of Year	$23.55	$22.66	$16.63	$14.52	$17.14

Total Return	7.13%	36.26%	14.61%	(13.77)%	39.42%
Net Assets, End of Year (000's)	$62,353	$68,470	$66,746	$90,170	$106,551
Ratios/Supplemental Data
Ratio of Total Expenses to Average Net Assets	2.09%	2.07%	2.06%	1.83%	2.09%
Ratio of Total Expenses to Average Net Assets (before interest and dividend expense)	1.91%	1.91%	1.89%	1.80%	2.05%
Ratio of Total Expenses to Average Net Assets (before waiver and reimbursement of expenses)	2.09%	2.07%	2.06%	1.83%	2.09%
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.60)%	(1.74)%	(1.40)%	(1.62)%	(1.77)%
Ratio of Net Investment Income (Loss) to Average Net Assets (before waivers and reimbursements of expenses)	(1.60)%	(1.74)%	(1.40)%	(1.62)%	(1.77)%
Portfolio turnover rate	19%	20%	15%	45%	55%
(a)	Value is less than $0.005 per share.

See accompanying notes to financial statements.

Annual Report 2014

Needham Small Cap Growth Fund

Financial Highlights

(For a Share Outstanding Throughout each Period)	Year Ended December 31,
	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Year	$15.63	$12.22	$11.26	$14.21	$10.73
Investment Operations
Net Investment Loss	(0.24)	(0.31)	(0.15)	(0.27)	(0.08)
Net Realized and Unrealized Gain (Loss) on Investments	0.32	3.72	1.11	(2.04)	3.99
Total from Investment Operations	0.08	3.41	0.96	(2.31)	3.91

Less Distributions
Net Realized Gains	(1.70)	—	—	(0.62)	(0.43)
Return of Capital	—	—	—	(0.02)	—
Total Distributions	(1.70)	—	—	(0.64)	(0.43)

Capital Contributions
Redemption Fees	— (a)	— (a)	— (a)	— (a)	— (a)
Total Capital Contributions	— (a)	— (a)	— (a)	— (a)	— (a)
Net Asset Value, End of Year	$14.01	$15.63	$12.22	$11.26	$14.21

Total Return	0.80%	27.91%	8.53%	(16.10)%	36.89%
Net Assets, End of Year (000's)	$32,116	$43,950	$60,614	$82,675	$98,911
Ratios/Supplemental Data
Ratio of Total Expenses to Average Net Assets	2.01%	2.06%	2.04%	1.84%	2.16%
Ratio of Total Expenses to Average Net Assets (before interest and dividend expense)	1.95%	1.96%	1.92%	1.81%	2.08%
Ratio of Total Expenses to Average Net Assets (before waiver and reimbursement of expenses)	2.11%	2.09%	2.04%	1.84%	2.16%
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.49)%	(1.80)%	(1.02)%	(1.57)%	(1.88)%
Ratio of Net Investment Income (Loss) to Average Net Assets (before waivers and reimbursements of expenses)	(1.59)%	(1.83)%	(1.02)%	(1.57)%	(1.88)%
Portfolio turnover rate	69%	58%	72%	105%	65%
(a)	Value is less than $0.005 per share.

See accompanying notes to financial statements.

Needham Funds

Notes to Financial Statements

1.  Organization

Needham Growth Fund (“NGF”), Needham Aggressive Growth Fund (“NAGF”) and Needham Small Cap Growth Fund (“NSCGF”) (each, a “Portfolio” and collectively, the “Portfolios”), are portfolios of The Needham Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Company was organized as a Maryland corporation on October 12, 1995.

2.  Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Company in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation: Portfolio securities for which market quotations are readily available are stated at the last sale price reported by the principal exchange for the security as of the exchange’s close of business. Securities for which no sale has taken place during the day and securities which are not listed on an exchange are valued at the mean of the highest closing bid and lowest asked prices. Exchange traded options are valued at the last reported sale price on any exchange on which the option is principally traded. If no sales are reported on a particular day, the options will be valued at the mean between the highest closing bid and lowest asked prices across the exchanges where the option is traded. Non-exchange traded options will also be valued at the mean between the last bid and asked quotations. For options where market quotations are not readily available, value will be determined in accordance with the fair value procedures described below. All other securities and assets for which (a) market quotations are not readily available, such as in the case of a market or technical disruption that prevents the normal trading of a security held by a Portfolio, (b) market quotations are believed to be unrepresentative of fair market value, such as in the case of a thinly traded security, or (c) valuation is normally made at the last sale price on a foreign exchange and a significant event occurs after the close of that exchange but before the New York Stock Exchange closes, are valued at their fair value as determined in good faith by the Board of Directors (the “Board”) in accordance with Fair Value Procedures established by the Board. The Company’s Fair Value Procedures are implemented and monitored by a Fair Value Committee (the “Committee”) designated by the Board. When a security is valued in accordance with the Fair Value Procedures, the Committee determines a value after taking into consideration any relevant information that is reasonably available to the Committee. Some of the more common reasons that may necessitate that a security be valued pursuant to these Fair Value Procedures include, but are not limited to: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security’s primary pricing source is not able or willing to provide a price. The assets of each Portfolio may also be valued on the basis of valuations provided by a pricing service approved by, or on behalf of, the Board.

Portfolio securities listed or traded on securities exchanges, including American Depositary Receipts (“ADRs”), are valued at the closing price on the exchange or system where the security is principally traded or at the NASDAQ Official Closing Price. If there have been no sales for that day on the exchange or system, a security is valued at the mean of the highest closing bid and lowest asked prices on the exchange or system where the security is principally traded.

The Portfolios did not value any securities in accordance with the Fair Value Procedures as of December 31, 2014.

Investment Transactions: Changes in holdings of portfolio securities for the Portfolios shall be reflected no later than in the first calculation on the first business day following the trade date for purposes of calculating each Portfolio’s daily net asset value per share. However, for financial reporting purposes, portfolio security transactions are reported on the trade date of the last business day of the reporting period. The cost (proceeds) of investments sold (bought to cover) is determined on a specific identification basis for the purpose of determining gains or losses on sales and buys to cover short positions. Dividend income, distributions to shareholders and dividend expense from securities sold short are recorded on the ex-dividend date. Interest income and interest expense from securities sold short is recorded on an accrual basis.

Foreign Currency: Foreign currency amounts are translated into U.S. dollars as follows: (i) assets and liabilities at the rate of exchange at the end of the respective period; and (ii) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of realized gains arising from changes in the exchange rates are included with the net realized and unrealized gain or loss on investments. Principal risks associated with such transactions include the

Annual Report 2014

Notes to Financial Statements (Continued)

movement in value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform.

The Portfolios may also invest in forward currency contracts. Fluctuations in the value of such forward currency transactions are recorded daily as unrealized gain or loss; realized gain or loss includes net gain or loss on transactions that have terminated by settlement. These instruments involve securities and currency market risk, credit risk, or both kinds of risks, in excess of the amount recognized in the statements of assets and liabilities. Risks also arise from the possible inability of counterparties to meet the terms of their contracts. The Portfolios did not enter into forward currency contracts during the year ended December 31, 2014.

Allocation of Expenses: Expenses directly attributable to a Portfolio are charged directly to that Portfolio, while expenses which are attributable to more than one Portfolio are allocated among the respective Portfolios based upon relative net assets or some other reasonable method.

Use of Estimates: The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and those differences could be material.

Distributions to Shareholders: Dividends from net investment income, if any, are declared and paid annually for the Portfolios. Distributable net realized gains, if any, are declared and distributed at least annually.

Redemption Fees: The Portfolios reserve the right to assess a redemption fee for shares held 60 days or less. The shareholder will be charged a fee equal to 2.00% of the value of the shares redeemed. The redemption fee is intended to offset excess brokerage commissions and other costs associated with fluctuations in asset levels and cash flows caused by frequent trading by shareholders. The applicability of the redemption fee will be calculated using a first-in first-out method, which means the oldest shares, will be redeemed first, followed by the redemption of more recently acquired shares. For the year ended December 31, 2014, NGF, NAGF and NSCGF had contributions to capital due to redemption fees in the amounts of $79, $1,372 and $173, respectively.

Federal Income Taxes: It is the policy of each Portfolio to continue to qualify as a regulated investment company, as defined in the Internal Revenue Code, by complying with the provisions available to certain investment companies and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for income taxes has been made in the Portfolios’ financial statements.

As of December 31, 2014, the Portfolios did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. Open tax years are those that are open for exam by Federal and state taxing authorities. As of December 31, 2014, open Federal tax years include the tax years ended December 31, 2011 through December 31, 2014, open New York tax years include the tax years ended December 31, 2011 through December 31, 2014. The Portfolios have no tax examinations in progress.

Fair Value Measurements: Valuation inputs used to determine the value of the Portfolios’ investments are summarized in the three broad levels listed below:

Level 1 —	quoted prices in active markets for identical assets.
Level 2 —	other significant inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 —	significant unobservable inputs (which may include the Portfolios’ own assumptions in determining the fair value of investments).

The inputs or methodology used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Portfolio securities listed or traded on securities exchanges, including ADRs, are valued at the closing price on the exchange or system where the security is principally traded or at the NASDAQ Official Closing Price. If there have been no sales for that day on the exchange or system, a security is valued at the mean of the highest closing bid and lowest asked prices on the exchange or system where the security is principally traded. These valuations are typically categorized as Level 1 in the fair value hierarchy.

In accordance with procedures adopted by the Board, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time the exchange on which they are traded closes and the time the Portfolios’ net asset values are calculated. These valuations are categorized as Level 2 in the fair value hierarchy. As of December 31, 2014, the Portfolios did not hold any Level 2 or Level 3 securities.

Needham Funds

Notes to Financial Statements (Continued)

The following is a summary categorization, as of December 31, 2014, of each Portfolio’s investments based on the level of inputs utilized in determining the value of such investments:

	LEVEL 1 – Quoted Prices(1)(3)
	NGF	NAGF	NSCGF
Assets
Common Stocks(2)	$136,060,596	$61,934,272	$30,652,627
Short-Term Investments	11,140,764	334,971	1,596,489
Liabilities
Securities Sold Short(2)	(3,388,900)	(2,540,390)	(218,480)
Total	$143,812,460	$59,728,853	$32,030,636
(1)	As of December 31, 2014, the Portfolios did not hold Level 2 or Level 3 investments.
(2)	Please refer to the Schedule of Investments and Schedule of Securities Sold Short to view segregation by industry.
(3)	There were no transfers into or out of Levels 1, 2 or 3 during the period.

3.  Derivative Instruments and Hedging Activities

The “Derivatives and Hedging” Topic of the Codification (Accounting Standards Codification 815, formerly Statement of Financial Accounting Standards (“SFAS”) 133 and SFAS 161) requires enhanced disclosures about the Portfolios’ derivative and hedging activities, including how such activities are accounted for and their effect on the Portfolios’ financial position, performance and cash flows. The Portfolios did not use derivatives during the year ended December 31, 2014.

4.  Investment Advisory and Administrative Services

The Company has engaged Needham Investment Management L.L.C. (the “Adviser”) to manage its investments. The Company pays the Adviser a fee at the annual rate of 1.25% of the average daily net assets of each Portfolio.

The Adviser has entered into an agreement with the Company (the “Expense Limitation Agreement”) whereby the Adviser has contractually agreed to waive its fee for, and to reimburse expenses (excluding interest, dividends on short positions, acquired fund fees and expenses and extraordinary items) of NGF, NAGF and NSCGF in an amount that limits annual operating expenses to not more than 1.95% of the average daily net assets. The agreement is effective for the period from May 1, 2014 through April 30, 2015. The agreement shall continue in effect from year to year thereafter only upon mutual agreement of the Company and the Adviser.

Any reimbursements or fee waivers made by the Adviser in respect of a Portfolio are subject to recoupment by the Adviser, to the extent that the Portfolio is able to make the repayment within the expense limitation established in the

Expense Limitation Agreement. Under the Expense Limitation Agreement, such recoupments must be made within three years following the fiscal year in which the Adviser reduced its compensation and/or assumed expenses for the applicable Portfolio. The Adviser did not recoup any fees previously waived or reimbursed under the Expense Limitation Agreement during the year ended December 31, 2014. The table below indicates the amount of fees that the Adviser has the potential to recoup:

Recovery Expiring on
	4/30/2018	4/30/2017	4/30/2016	4/30/2015
NGF	$—	$—	$—	$—
NAGF	—	—	—	—
NSCGF	25,076	24,636	1,464	—

The Company and U.S. Bancorp Fund Services, LLC (the “Administrator”) are parties to a Fund Administration Servicing Agreement. The Administrator provides administrative and fund accounting services pursuant to this agreement and, in consideration of these services, receives a fee computed daily and paid monthly at an annual rate based on a percentage of the value of each Portfolio’s assets. The Administrator is also compensated for any out of pocket expenses that are reasonably incurred in carrying out its duties under the Administration Agreement. The Administrator also provides transfer agent services pursuant to a Transfer Agent Servicing Agreement for additional fees.

Certain officers of the Company are also officers of the Adviser and/or Needham & Company, LLC (the “Distributor”). Such officers receive no fees from the Company for serving as officers of the Company. Each of the three Directors who is not an “interested person” (as defined in the 1940 Act) of the Company (each, an “Independent Director”) receives a quarterly retainer of $3,000 and a per-meeting fee of $500. Each Independent Director is also a member of the Audit Committee of the Company’s Board of Directors and receives a fee of $500 per meeting attended. The Adviser provides an employee to serve as Chief Compliance Officer for the Company and to provide certain related services. An affiliate of the Adviser, Needham & Company, LLC, pays the Chief Compliance Officer’s compensation and the Company reimburses this affiliate for the Company’s allocated portion of the expense.

5.  Distribution Plan

The Company has adopted an Amended and Restated Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, each Portfolio may pay compensation to the Distributor or any other distributor or financial

Needham Funds

Notes to Financial Statements (Continued)

institution with which the Company has an agreement with respect to each Portfolio, with the amount of such compensation not to exceed an annual rate of 0.25% of each Portfolio’s daily average net assets. For the year ended December 31, 2014, NGF, NAGF and NSCGF paid 12b-1 fees to the Distributor in the amount of $355,500, $156,931 and $92,786, respectively.

During the year ended December 31, 2014, NGF, NAGF and NSCGF incurred and paid brokerage commissions to the Distributor in the amount of $18,520, $18,693, and $32,830, respectively.

6.  Temporary Borrowings

Each Portfolio may borrow from banks up to 25% of its total assets and may pledge its assets in connection with these borrowings, provided that no additional investments shall be made while borrowings exceed 5% of total assets.

The Portfolios did not engage in any temporary borrowings during the year ended December 31, 2014.

7.  Short Sale Transactions

During the year ended December 31, 2014, each Portfolio sold securities short. Upon selling a security short, the Portfolios record an asset for the settlement amount and a corresponding liability, which is marked-to-market to reflect current value. Certain securities owned by each respective Portfolio are segregated as collateral while the short sales are outstanding. At December 31, 2014, the market value of securities separately segregated to cover short positions was $3,445,075, $3,504,580, and $422,880 for NGF, NAGF and NSCGF, respectively.

Additionally, the Portfolios had receivables for Deposit with Broker for Securities Sold Short of $3,627,817, $2,734,675 and $328,696 pledged as collateral with a broker in connection with open short positions for NGF, NAGF and NSCGF, respectively. Securities sold short at December 31, 2014 and their related market values and proceeds are set forth in the preceding Schedule of Securities Sold Short for each Portfolio.

8.  Investment Transactions

The following summarizes the aggregate amount of the cost of purchases and proceeds from sales of investment securities and securities sold short, excluding short-term securities, during the year ended December 31, 2014:

	Purchases	Sales
NGF	$16,848,187	$33,222,610
NAGF	12,407,453	25,531,792

	Purchases	Sales
NSCGF	22,153,577	35,077,832

There were no purchases or sales of U.S. government securities during the year ended December 31, 2014.

9.  Financial Instruments With Off-Balance Sheet Risk

In the normal course of their business, the Portfolios may engage in transactions with off-balance sheet risk, including securities sold short, written options, futures, and forward currency contracts. Transactions in certain financial instruments represent future commitments to purchase or sell other financial instruments at specific terms at specified future dates. Each of these financial instruments contains varying degrees of off-balance sheet risk whereby changes in the market values of the securities underlying the financial instruments may be in excess of the amounts recognized in the financial statements.

Securities sold short represent obligations of the Portfolios to make future delivery of specific securities and, correspondingly, create an obligation to purchase the securities at market prices prevailing at a later delivery date (or to deliver the securities if already owned by the Portfolios). As a result, short sales create the risk that the Portfolios’ ultimate obligation to satisfy the delivery requirements may exceed the amount of the proceeds initially received on the liability recorded in the financial statements.

10.  Indemnification

Under the Company’s organizational documents, its Directors and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, in the ordinary course of business, the Company enters into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

11.  Federal Income Taxes

No provision for federal income taxes is required since the Company intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute substantially all of its taxable income and capital gains to shareholders. Because income tax regulations differ from GAAP, the timing and character of income and capital gain distributions determined in accordance with tax regulations can differ from income and capital gains recognized for financial reporting

Needham Funds

Notes to Financial Statements (Continued)

purposes. Accordingly, the character of distributions and the composition of net assets for tax purposes can differ from those reflected in the financial statements. These book/tax differences may be temporary or permanent in nature. Temporary differences are generally due to differing book and tax treatment for the timing of the recognition of gains and losses on securities, including post-October losses (as described below). Permanent differences are generally due to differing treatment of net investment losses. To the extent these differences are permanent, they are charged or credited to paid-in capital, accumulated net realized gain (loss), or accumulated net investment income (loss), as appropriate, in the period in which the differences arise. These reclassifications have no effect on net assets or net asset value per share of each Portfolio.

As of December 31, 2014, the cost, gross unrealized appreciation, gross unrealized depreciation, and the net unrealized appreciation (depreciation) on securities, including proceeds from securities sold short for federal income tax purposes, were as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
NGF	$73,396,559	$78,123,672	$(4,318,871)	$73,804,801
NAGF	30,369,584	33,178,173	(1,278,514)	31,899,659
NSCGF	29,426,614	5,144,563	(2,322,061)	2,822,502

The difference between the tax cost of investments and the cost of investments for GAAP purposes is primarily due to the tax treatment for wash sale losses.

As of December 31, 2014, the components of distributable earnings (loss) on a tax basis were as follows:

	NGF	NAGF	NSCGF
Undistributed ordinary income	$—	$—	$—
Undistributed long-term capital gains	3,949,612	—	—
Unrealized appreciation (depreciation)	73,804,801	31,899,659	2,822,502
Other accumulated gains (loss)	(526,997)	(439,481)	(500,412)
Total accumulated earnings (loss)	$77,227,416	$31,460,178	$2,322,090

The tax character of distributions paid during the year ended December 31, 2014 was as follows:

	NGF	NAGF	NSCGF
Ordinary income	$—	$—	$$39,890
Net long-term capital gains	9,182,355	1,796,420	2,470,645
Return of capital	—	56,369	1,132,201
Total distributions paid	$9,182,355	$1,852,789	$3,642,736

Under current tax law, capital and currency losses realized after October 31 of a Portfolio’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The following Portfolios had deferred post-October capital and currency losses, which will be treated as arising on the first business day of the fiscal year ending December 31, 2014.

NGF	$—
NAGF	21,822
NSCGF	488,611

As of December 31, 2014 none of the Portfolios had accumulated capital loss carryovers.

12.  Subsequent Events

Management has evaluated subsequent events through the date of this filing. This evaluation did not result in any subsequent events that necessitated recognition or disclosures.

Annual Report 2014

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders
The Needham Funds, Inc.:

We have audited the accompanying statements of assets and liabilities of the Needham Growth Fund, Needham Aggressive Growth Fund and Needham Small Cap Growth Fund, each a “Portfolio” of The Needham Funds, Inc. (collectively, the “Portfolios”), including the schedules of investments and schedules of securities sold short, as of December 31, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the four year period then ended. These financial statements and financial highlights are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended December 31, 2010 was audited by other independent registered public accountants whose report thereon, dated February 28, 2011, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodians and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Needham Growth Fund, Needham Aggressive Growth Fund and Needham Small Cap Growth Fund as of December 31, 2014, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the four year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 27, 2015

Needham Funds

Information about Directors and Officers (Unaudited)
December 31, 2014

Information pertaining to the Directors and Officers of the Company is set forth below. The Statement of Additional Information (SAI) includes additional information about the Directors and is available without charge, upon request, by calling 800-625-7071.

The address of each individual is 445 Park Avenue, New York, NY 10022-2606. Each Director serves until the next annual shareholders meeting or until his successor is elected and qualified.

Name, Age and Position with the Company	Term of Office and Length of Term Served by Director/Officer	Portfolios in the Fund Complex Overseen by Director/Officer	Principal Occupations(s) During Past 5 Years and Other Directorships Held by Director/Officer
Independent Directors
John W. Larson, 79, Director	Indefinite; Since 2006	Three	Partner at the law firm of Morgan, Lewis & Bockius LLP from 2003 until retiring in December 2009. Partner at the law firm of Brobeck, Phleger & Harrison LLP from 1969 until retiring in January 2003. From July 1971 to September 1973 worked in government service as Assistant Secretary of the United States Department of the Interior and Counselor to George P. Schultz, Chairman of the Cost of Living Council. Director of Wage Works, Inc. (an employee benefits company) since 2000. Director of Sangamo BioSciences, Inc. since 1996.
James P. Poitras, 72, Director	Indefinite; Since 1996	Three	Currently retired. Director (since 2000) and Chairman (since 2001) of Kyma Technologies, Inc. (a specialty materials semiconductor company). Founder, Chairman, President and Chief Executive Officer of Integrated Silicon Systems (a computer software company) from 1985 to 1995.
F. Randall Smith, 76, Director	Indefinite; Since 1996	Three	Founder and Chief Executive and Investment Officer of Capital Counsel LLC (a registered investment adviser) since September 1999. Co-founder and Managing Partner of Train, Smith Counsel (a registered investment adviser) from 1975 to 1999.
Interested Director
George A. Needham*, 71, Chairman, President and Director	Indefinite; Since 1996	Three	Chairman of the Board and Chief Executive Officer of The Needham Group, Inc. and Needham Holdings, LLC since December 2004. Chairman of the Board and Chief Executive Officer of Needham Asset Management, LLC since April 2006. Chairman of the Board from 1996 to December 2004 and Chief Executive Officer from 1985 to December 2004 of Needham & Company, LLC.
Officers
John Barr, 58, Executive Vice President and Co-Portfolio Manager of the Needham Growth Fund, Executive Vice President and Portfolio Manager of the Needham Aggressive Growth Fund.	One year; Since 2010	Two	Portfolio Manager of Needham Asset Management since 2010. Founding and Managing Member of Oliver Investment Management, LLC from 2008 to 2009. Manager and Analyst at Buckingham Capital from 2002 to 2008. Managing Director and a Senior Analyst at Robertson Stephens following semiconductor companies from 2000 to 2002. From 1995 to 2000, Managing Director and Senior Analyst at Needham and Company, also served as Director of Research. Director of Coventor, Inc. since 2009.
Chris Retzler, 43, Executive Vice President and Co-Portfolio Manager of the Needham Growth Fund, Executive Vice President and Portfolio Manager of the Needham Small Cap Growth Fund.	One year; Since 2008	Two	Portfolio Manager of Needham Asset Management, LLC since 2008.
Vice President of Needham Asset Management, LLC since 2005. Head of
Winterkorn, a healthcare manufacturing and distribution company, from 2002 to 2005.
James W. Giangrasso, 52, Chief Financial Officer, Treasurer and Secretary	One year; Since 2011	Three	Chief Financial Officer of Needham Asset Management, LLC since 2011. Principal and Controller of Needham Asset Management, LLC since 2006.
James M. Abbruzzese, 45, Chief Compliance Officer	One year; Since 2004	Three	Chief Compliance Officer of Needham Asset Management, LLC since April 2006 and Chief Compliance Officer and Managing Director of Needham & Company, LLC since July 1998.
*	An “interested person”, as defined in the 1940 Act, of the Company or the Company’s investment adviser. Mr. Needham is deemed to be an interested person because of his affiliation with the Portfolios’ Adviser and the Portfolios’ Distributor, and because he is an officer of the Company.

Annual Report 2014

Supplementary Information (Unaudited)
December 31, 2014

Federal Income Tax Information

During the year ended December 31, 2014, NGF, NAGF and NSCGF declared and paid long-term realized gains distributions in the amounts of $9,182,355, $1,796,420 and $2,470,645 respectively.

For the year ended December 31, 2014, NSCGF declared and paid ordinary income distribution in the amount of $39,890. NAGF and NGF did not declare any ordinary income distributions.

For the fiscal year ended December 31, 2014, certain dividends paid by the Portfolios may be subject to a maximum tax rate of 15%. The percentage of dividends declared from ordinary income reported as qualified dividend income was as follows:

NGF	0.00%
NAGF	0.00%
NSCGF	100%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended December 31, 2013 was as follows:

NGF	0.00%
NAGF	0.00%
NSCGF	100%

Privacy Policy

It is the policy of the Company to keep personally identifiable financial information about you as an individual (“nonpublic personal information”) confidential, and use or disclose it only as necessary to provide services to you or the Company or as otherwise required or permitted by law. We may collect the following nonpublic personal information about you:

•	Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth; and
•	Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, other financial information and information about how you vote your shares.

We disclose nonpublic personal information about current and former shareholders to companies that provide necessary services to the Company. These companies include the transfer agent, distributor, administrator and investment adviser as well as other affiliates of the Company. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information and restrict access to this information to those persons who need it to provide services to you or the Company or who are otherwise permitted by law to receive it. In the event that you hold any shares of our funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary governs how your nonpublic personal information is shared with nonaffiliated third parties.

If you have any questions concerning the Company’s Privacy Policy, please call 1-800-625-7071.

Disclosure of Portfolio Holdings

The Company files a Form N-Q with the Securities and Exchange Commission (the “SEC”) no more than sixty days after the Company’s first and third fiscal quarters. For the Company, this would be for the fiscal quarters ending March 31 and September 30. Form N-Q includes a complete schedule of the Company’s portfolio holdings as of the end of those fiscal quarters. The Company’s N-Q filings can be found free of charge on the SEC’s website at http://www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (call 800-SEC-0330 for information on the operation of the Public Reference Room).

Voting Proxies on Company Portfolio Securities

A description of the policies and procedures that the Company uses to determine how to vote proxies relating to portfolio securities and information regarding how the Company voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 are available without charge, upon request, by calling 800-625-7071 or on the SEC’s website at http://www.sec.gov.

Household Delivery of Shareholder Documents

To reduce expenses, the Company may mail only one copy of the Portfolios’ prospectuses, proxy statements, information statements, and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call the Portfolios at 1-800-625-7071 or contact your financial institution. You will begin receiving individual copies thirty days after receiving your request.

Needham Funds

Supplementary Information (Unaudited) (Continued)
December 31, 2014

Board Consideration and Approval of Investment Advisory Agreement

On October 21, 2014, at a meeting called for the purpose of voting on such approval, the Board of Directors (the “Board”), including all of the Independent Directors, approved the continuance of the Investment Advisory Agreement (the “Advisory Agreement”) between the Company and the Adviser with respect to NGF, NAGF and NSCGF. In doing so, the Board reviewed materials provided by the Adviser to assist them in making a determination (the “Board Materials”). The Independent Directors were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser. In considering the renewal of the Advisory Agreement, the Board considered the nature, extent, and quality of the services to be provided by the Adviser; the investment performance of each Portfolio and the Adviser; the costs of the services to be provided and profits to be realized by the Adviser and its affiliates from the relationship with each Portfolio; the extent to which economies of scale would be realized as the Portfolios grow; and whether fee levels reflect these economies of scale for the benefit of investors.

The Directors stated that their consideration of the continuance of the Advisory Agreement included consideration of the peer-group comparisons in the Board Materials, noting that NGF’s performance was better than its peer group averages and medians in all periods and above relevant Morningstar Universes averages and medians since inception and for the three- and ten-year periods. For NAGF, the Directors noted that the Portfolio’s performance was above the peer group average and median performance in the three-, five-, and ten-year periods and above relevant Morningstar Universes averages and medians for the three- and ten-year periods. For NSCGF, the Directors noted that the Portfolio’s performance was below the peer group averages and medians and relevant Morningstar Universes averages and medians for the various periods, except the Portfolio’s performance was above the peer group median for the year-to-date and above the Morningstar Small Cap Universe averages and medians since inception and for the year-to-date. It was further noted that the Portfolios’ performance compared well to the longer term performance of their respective benchmark indices. In addition to reviewing each Portfolio’s performance and the profitability analysis of the Adviser, the Directors considered possible economies of scale, but did not believe material economies of scale to be present in light of the Portfolios’ asset size and growth trends.

In their deliberations, the Directors considered all factors they believed relevant, including the following: information comparing the performance of each of the Portfolios to other investment companies with similar investment objectives and to each Portfolio’s respective unmanaged index; the nature, extent and quality of services rendered by the Adviser; the costs borne by, and profitability of, and other benefits to, the Adviser and its affiliates in providing services to each Portfolio; comparative fee and expense data for each Portfolio and other investment companies with similar investment objectives (having been advised that the Adviser does not manage other accounts with investment objectives and strategies similar to those of the Portfolios except private investment Portfolios with fee structures that include performance fees); whether expenses of NGF, NAGF and NSCGF might be expected to decline as a percentage of net assets as NGF, NAGF and NSCGF assets increase (although there had not been a significant increase in assets over the previous year); the professional experience and qualifications of each Portfolio’s management team and other personnel of the Adviser, including the fact that a high caliber of personnel was both needed and provided to meet the needs of NGF, NAGF and NSCGF specifically with respect to investments in securities sold short; and the terms of the Advisory Agreement. The Independent Directors confirmed that they had received adequate information to make a reasonable determination with respect to the approval of the Advisory Agreement. After full consideration of all the foregoing factors, the Board determined to approve the renewal of the Advisory Agreement.

445 Park Avenue
New York, New York 10022-2606
1-800-625-7071

Investment Adviser:
Needham Investment Management L.L.C.
445 Park Avenue
New York, NY 10022-2606

President
George A. Needham

Executive Vice Presidents and Portfolio Managers

John Barr

Needham Growth Fund

Needham Aggressive Growth Fund

Chris Retzler

Needham Growth Fund

Needham Small Cap Growth Fund

Directors

George A. Needham
John W. Larson
James P. Poitras
F. Randall Smith

Distributor:
Needham & Company, LLC
445 Park Avenue
New York, NY 10022-2606
212-371-8300

Administrator, Shareholder Servicing
Agent and Transfer Agent:
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

Custodian:
U.S. Bank, N.A.
1555 North RiverCenter Drive
Milwaukee, WI 53212

Counsel:
Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, NY 10038

Independent Registered Public Accounting Firm:
KPMG LLP
345 Park Avenue
New York, NY 10154

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that there is at least one audit committee financial expert serving on its audit committee. F. Randall Smith is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. “Other services” provided by the principal accountant were not applicable. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2014	FYE 12/31/2013
Audit Fees	$65,800	$65,800
Audit-Related Fees	$0	$0
Tax Fees	$19,875	$19,275
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by KPMG LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2014	FYE 12/31/2013
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2014	FYE 12/31/2013
Registrant	$0	$0

Registrant’s Investment Adviser	$7,000	$6,800

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)	The Registrant’s Chief Executive Officer and Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s first fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. File herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Needham Funds, Inc.

By (Signature and Title)  /s/ George A. Needham

George A. Needham, President (Chief Executive Officer)

Date  03/05/2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)  /s/ George A. Needham

George A. Needham, President (Chief Executive Officer)

Date  03/05/2015

By (Signature and Title)  /s/ James W. Giangrasso

James W. Giangrasso, Treasurer and Secretary (Chief Financial Officer)

Date  03/05/2015